Other long-term liabilities	12 Months Ended
Dec. 31, 2018
OTHER LONG-TERM LIABILITIES.
OTHER LONG TERM LIABILITIES

20. OTHER LONG-TERM LIABILITIES

($ millions)	December 31 2018	December 31 2017

Pensions and other post-retirement benefits (note 21)	1 420	1 369

Share-based compensation plans (note 24)	259	361

Partnership liability (note 35)	470	483

Deferred revenue	46	49

Libya Exploration and Production Sharing Agreement (EPSA) signature bonus(1)	83	77

Other	68	73

	2 346	2 412

(1)         As part of the 2009 acquisition of Petro-Canada, the company assumed the remaining US$500 million obligation for a signature bonus relating to Petro-Canada's ratification of six EPSAs in Libya. At December 31, 2018, the carrying amount of the Libya EPSAs signature bonus was $85 million (December 31, 2017 – $79 million). The current portion is $2 million (December 31, 2017 – $2 million) and is recorded in Accounts Payable and Accrued Liabilities.